PROSPECTUS

                               December 31, 1994


                               ICAP FUNDS, INC.


                       225 West Wacker Drive, Suite 2400
                           Chicago, Illinois  60606

                                1-800-645-2457


            ICAP FUNDS, INC. is an open-end, diversified, management investment company, known as a mutual fund (the "Company"). The Company is currently comprised of two separate portfolios, the ICAP DISCRETIONARY EQUITY PORTFOLIO (the "Discretionary Equity Portfolio") and the ICAP EQUITY PORTFOLIO (the "Equity Portfolio") (hereinafter collectively referred to as the "Portfolios").

            The investment objective of the Portfolios is to seek a superior total return with only a moderate degree of risk. This investment objective is relative to and measured against the Standard & Poor's 500 Stock Index (the "S&P 500"); the Portfolios seek to achieve a total return greater than the S&P 500 with an equal or lesser degree of risk than the S&P 500. Both Portfolios seek to achieve this investment objective primarily through the capital appreciation of investments in equity securities of domestic companies with market capitalizations of at least $500 million. The distinction between the two Portfolios is that the Discretionary Equity Portfolio has the discretion to invest up to 35% of its total assets and, for defensive, temporary purposes, up to 100% of its total assets, in short-term fixed income securities; hence, the name "Discretionary" Equity Portfolio. The Equity Portfolio, on the other hand, will not invest in short-term fixed income securities for investment purposes, but rather intends, under normal market conditions, to be virtually fully invested at all times. The Portfolios are 100% "no-load." There are no sales, redemption or 12b-1 fees.

            This Prospectus sets forth concisely the information that you should be aware of prior to investing in the Company. Please read this Prospectus carefully and retain it for future reference. Additional information regarding the Company is included in the Statement of Additional Information dated December 31, 1994, which has been filed with the Securities and Exchange Commission and is incorporated in this Prospectus by reference. A copy of the Company's Statement of Additional Information is available without charge by writing to the Company at the address listed above or by calling 1-800-645-2457.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                    Page


      SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
           Investment Objective . . . . . . . . . . . . . . . . . .    4
           Investment Adviser . . . . . . . . . . . . . . . . . . .    4
           Purchases and Redemptions  . . . . . . . . . . . . . . .    4
           Shareholder Services . . . . . . . . . . . . . . . . . .    4

      SUMMARY OF PORTFOLIO EXPENSES . . . . . . . . . . . . . . . .    5
           Fee Tables . . . . . . . . . . . . . . . . . . . . . . .    5
           Example  . . . . . . . . . . . . . . . . . . . . . . . .    5

      INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . .    6

      DISCRETIONARY EQUITY PORTFOLIO  . . . . . . . . . . . . . . .    6
           Investment Objective . . . . . . . . . . . . . . . . . .    6
           Investment Policies  . . . . . . . . . . . . . . . . . .    6

      EQUITY PORTFOLIO  . . . . . . . . . . . . . . . . . . . . . .    7
           Investment Objective . . . . . . . . . . . . . . . . . .    7
           Investment Policies  . . . . . . . . . . . . . . . . . .    7

      INVESTMENT TECHNIQUES AND RISKS . . . . . . . . . . . . . . .    7
           Investment Grade Debt Securities . . . . . . . . . . . .    7
           Short-Term Fixed Income Securities . . . . . . . . . . .    7
           When-Issued Securities . . . . . . . . . . . . . . . . .    8
           Illiquid Securities  . . . . . . . . . . . . . . . . . .    8
           ADRs . . . . . . . . . . . . . . . . . . . . . . . . . .    8
           Options and Futures Transactions . . . . . . . . . . . .    9
           Lending of Portfolio Securities  . . . . . . . . . . . .    9
           Portfolio Turnover . . . . . . . . . . . . . . . . . . .    9

      INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . .   10

      MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . .   10

      HOW TO PURCHASE PORTFOLIO SHARES  . . . . . . . . . . . . . .   11
           Initial Investment - Minimum $100,000  . . . . . . . . .   11
           Subsequent Investments - Minimum $1,000  . . . . . . . .   12

      HOW TO REDEEM SHARES  . . . . . . . . . . . . . . . . . . . .   12

      EXCHANGE PRIVILEGE  . . . . . . . . . . . . . . . . . . . . .   12

      TAX-SHELTERED RETIREMENT PLANS  . . . . . . . . . . . . . . .   13
           Individual Retirement Account  . . . . . . . . . . . . .   13
           Simplified Employee Pension Plan . . . . . . . . . . . .   13

      DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT  . .   13

      PORTFOLIO EXPENSES  . . . . . . . . . . . . . . . . . . . . .   14

      DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . .   14

      SHAREHOLDER REPORTS . . . . . . . . . . . . . . . . . . . . .   15

      ORGANIZATION  . . . . . . . . . . . . . . . . . . . . . . . .   15

      ADMINISTRATOR . . . . . . . . . . . . . . . . . . . . . . . .   15

      CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . . . . . .   16

      COMPARISON OF INVESTMENT RESULTS  . . . . . . . . . . . . . .   16


      No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Company. This prospectus does not constitute an offer to sell securities in any state to any person to whom it is unlawful to make such offer in such state.

                                  SUMMARY

      Investment Objective

           The investment objective of both the Discretionary Equity Portfolio and the Equity Portfolio, each being separate portfolios of the Company, an open-end, diversified management investment company, is to seek a superior total return with only a moderate degree of risk. This investment objective is relative to and measured against the S&P 500; the Portfolios seek to achieve a total return greater than the S&P 500 with an equal or lesser degree of risk than the S&P 500. The Portfolios seek to achieve this investment objective primarily through the capital appreciation of investments in equity securities of domestic companies with market capitalizations of at least $500 million. The distinction between the two Portfolios is that the Discretionary Equity Portfolio may invest up to 35% of its total assets and, for defensive, temporary purposes, up to 100% of its total assets, in short-term fixed income securities, while the Equity Portfolio intends, under normal market conditions, to be virtually fully invested at all times. Each Portfolio's investments are subject to market risk and the value of its shares will fluctuate with changing market valuations of its portfolio holdings. See "INVESTMENT OBJECTIVES AND POLICIES" and "INVESTMENT TECHNIQUES AND RISKS."

      Investment Adviser

           Institutional Capital Corporation ("ICAP") is the investment adviser to the Portfolios. ICAP was organized in 1970 and acts as the investment adviser to individual and institutional clients with investment portfolios of approximately $2.5 billion. See "MANAGEMENT."

      Purchases and Redemptions

           Shares of the Portfolios are sold and redeemed at net asset value, without the imposition of any sales or redemption charges. The minimum initial investment required by both Portfolios is $100,000. The minimum subsequent investment is $1,000. These minimums may be changed or waived at any time at the discretion of the Portfolios. See "HOW TO PURCHASE PORTFOLIO SHARES" and "HOW TO REDEEM SHARES." Shares in one Portfolio may be exchanged for shares in another Portfolio at their relative net asset values, without any charge. See "EXCHANGE PRIVILEGE."

      Shareholder Services

           Questions regarding either of the Portfolios may be directed to the Company at the address and telephone number on page 1 of this Prospectus.

                         SUMMARY OF PORTFOLIO EXPENSES

      Fee Tables

           Shareholder Transaction Expenses

           Sales Load Imposed on Purchases                   NONE
           Sales Load Imposed on Reinvested Dividends        NONE
           Deferred Sales Load Imposed on Redemptions        NONE
           Redemption Fees                                   NONE
           Exchange Fees                                     NONE

           Annual Operating Expenses (after waivers or reimbursements) (as a percentage of average net assets)

                                      Discretionary Equity     Equity
                                            Portfolio         Portfolio

      Management Fees                         .80%              .80%
      12b-1 Fees                              NONE              NONE
      Other Expenses (Net of
       Reimbursement)                          0%                0%

      TOTAL OPERATING EXPENSES                .80%              .80%
       (after Waivers or
       Reimbursements)


           The Portfolios' investment adviser, ICAP, has agreed to waive its management fee and/or reimburse each Portfolio's operating expenses to the extent necessary to ensure that each Portfolio's Total Operating Expenses do not exceed 0.80% of the Portfolio's average daily net assets for the Portfolio's first 12 months of operation. "Other Expenses" have been estimated as the Portfolios did not begin operations until December 31, 1994, and are presented net of reimbursements. Absent these reimbursements, the Other Expenses and Total Operating Expenses for the Discretionary Equity Portfolio are estimated to be 0.54% and 1.34%, respectively; Other Expenses and Total Operating Expenses for the Equity Portfolio are estimated to be 0.37% and 1.17%, respectively. For additional information concerning fees and expenses, see "MANAGEMENT."

           There are certain charges associated with certain services offered by the Portfolios, such as a service fee of $9.00 for redemptions effected via wire transfer. See "HOW TO REDEEM SHARES." Purchases and redemptions may also be made through broker-dealers or others who may charge a commission or other transaction fee for their services.

      Example

           You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return, and (ii) redemption at the end of each time period:

                                      Discretionary        Equity
                                     Equity Portfolio     Portfolio

           1 Year .............            $ 8               $ 8

           3 Years ............            $26               $26

           The Fee Tables, including the Example, are included to assist you in understanding the various costs and expenses that an investor in the Portfolios bears directly or indirectly. The Example is based on the Total Operating Expenses specified in the table above. The amounts in the Example may increase absent the waivers or reimbursements. Please remember that the Example should not be considered representative of past or future expenses and that actual expenses may be greater or lesser than those shown. The assumption in the Example of a 5% annual rate of return is required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds. This return is hypothetical and should not be considered representative of past or future performance of the Portfolios.

                      INVESTMENT OBJECTIVES AND POLICIES

           When making investment decisions, ICAP develops an economic framework (including an interest rate, inflation, and business cycle outlook) and analyzes strategic economic and/or industry themes to identify appropriate investments. A variety of proprietary research techniques and computer models are used to search for issuers possessing best relative value based on proprietary price/earnings projections and analysis of earnings momentum. Furthermore, a clear catalyst, either stock-specific, industry or economic, which ICAP believes will trigger significant price appreciation must exist. ICAP also utilizes a wide variety of external sources for investment information including recognized strategists, economists, technical and fundamental analysts, corporate executives, and industry sources.

           For each investment, ICAP establishes an upside price target and a downside risk potential. This strategy allows for continuous monitoring of fundamental conditions and stock price performance. Although ICAP typically expects the investment potential of each investment to be realized over a nine to fifteen month time period, it is not unusual for equities to be held for a longer period if the potential is justified. Investments that underperform the market are reviewed intensively. If the risk/reward of a particular investment becomes unattractive or the reasons for owning the security no longer appear valid, the investment is typically sold expeditiously to avoid future underperformance.

           The investment objectives presented below may not be changed without shareholder approval. Other investment restrictions which may not be changed without shareholder approval are contained in the Company's Statement of Additional Information. Since all investments are subject to inherent market risks, there is no assurance that these objectives will be realized. Except for each Portfolio's investment objective and the investment restrictions enumerated in the Company's Statement of Additional Information, a Portfolio's policies may be changed without a vote of the Portfolio's shareholders.

                        DISCRETIONARY EQUITY PORTFOLIO

      Investment Objective

           The Discretionary Equity Portfolio's investment objective is to seek a superior total return with only a moderate degree of risk. This investment objective is relative to and measured against the S&P 500; the Portfolio seeks to achieve a total return greater than the S&P 500 with an equal or lesser degree of risk than the S&P 500. The distinction between the Discretionary Equity Portfolio and the Equity Portfolio is that the Discretionary Equity Portfolio may invest up to 35% of its total assets and, for defensive, temporary purposes, up to 100% of its total assets, in short-term fixed income securities while the Equity Portfolio intends to be virtually fully invested in equity securities at all times.

      Investment Policies

           The Discretionary Equity Portfolio will seek, under normal market conditions, to achieve its investment objective by investing its assets primarily in equity securities of domestic companies with market capitalizations of at least $500 million, which include but are not limited to common stocks; preferred stocks;

      warrants to purchase common stocks or preferred stocks; American Depository Receipts ("ADRs"); and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's Investors Service ("Moody's") or BBB or higher by Standard & Poor's ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch Investors Service, Inc. ("Fitch"). In addition, the Discretionary Equity Portfolio may invest up to 35% of its total assets in short-term fixed income securities for any purpose including pending investment or reinvestment, and may invest up to 100% of its assets in such instruments as a temporary defensive measure. However, under normal market conditions, at least 65% of the value of its total assets will be invested in equity securities.

                               EQUITY PORTFOLIO

      Investment Objective

           The Equity Portfolio's investment objective is to seek a superior total return with only a moderate degree of risk. This investment objective is relative to and measured against the S&P 500; the Portfolio seeks to achieve a total return greater than the S&P 500 with an equal or lesser degree of risk than the S&P
      500. The Equity Portfolio intends to be virtually fully invested at all times with only nominal short-term fixed income positions held at any time. If short-term fixed income securities are held, however, it would be to meet anticipated redemption requests, pay expenses and pending investment, which, in any case, would not exceed 5% of the Equity Portfolio's total assets. Because the Equity Portfolio will hold only nominal short-term fixed income positions, it may be subject to greater risk in times of market volatility than the Discretionary Equity Portfolio.

      Investment Policies

           The Equity Portfolio will seek to achieve its investment objective by investing its assets primarily in equity securities of domestic companies with market capitalizations of at least $500 million, which include but are not limited to common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; ADRs; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's or BBB or higher by S&P, D&P or Fitch. The Equity Portfolio will only hold short-term fixed income securities to meet anticipated redemption requests, pay expenses and pending investment. As a result, the Equity Portfolio's investment in such securities generally will not exceed 5% of its total assets. Thus, under normal market conditions, at least 65% of the value of its total assets will be invested in equity securities.


                        INVESTMENT TECHNIQUES AND RISKS

           Neither Portfolio will invest more than 5% of its net assets in any one of the following types of investments: investment grade debt securities; non-investment grade debt securities (commonly referred to as "junk bonds"); warrants; illiquid securities; unseasoned companies; and transactions in short sales against the box.

      Investment Grade Debt Securities

           Investment grade debt securities include bonds rated Baa or higher by Moody's and BBB or higher by S&P, D&P or Fitch. Bonds rated BBB by S&P or Baa by Moody's, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds. For a more extensive discussion of these ratings, see the Company's Statement of Additional Information.

      Short-Term Fixed Income Securities

           The Discretionary Equity Portfolio may invest up to 35% of its total assets and the Equity Portfolio may invest up to 5% of its total assets in short-term fixed income securities. In addition, when ICAP believes that market conditions warrant, the

      Discretionary Equity Portfolio may invest up to 100% of its assets in such instruments for temporary defensive purposes. Short-term fixed income securities must be rated at least A or higher by S&P, Moody's or Fitch or A- or higher by D&P, and include without limitation the following securities, each of which has a stated maturity of one year or less from the date of purchase unless otherwise indicated: U.S. government securities, including bills, notes and bonds, differing as to maturity and rate of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. governmental agencies or instrumentalities; certificates of deposit issued against funds deposited in a U.S. bank or savings and loan association; bank time deposits, which are monies kept on deposit with U.S. banks or savings and loan associations for a stated  period of  time  at a  fixed  rate of  interest;  bankers'
      acceptances which are short-term credit instruments used to finance commercial transactions; commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) rated A-1 or better by S&P, Prime-1 or better by Moody's, Duff 2 or higher by D&P, or Fitch 2 or higher by Fitch; or repurchase agreements entered into only with respect to obligations of the U.S. government, its agencies or instrumentalities. Repurchase agreements could involve certain risks in the event of the default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio's ability to dispose of the underlying securities.

      When-Issued Securities

           Each Portfolio may invest without limitation in securities purchased on a when-issued or delayed delivery basis ("When-Issued Securities"). Although the payment and terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing When-Issued Securities allows a Portfolio to lock in a fixed price on a security it intends to purchase. The Portfolios will segregate and maintain cash, cash equivalents, U.S. government securities, or other high-quality, liquid debt securities in an amount at least equal to the amount of outstanding commitments for When-Issued Securities at all times.

      Illiquid Securities

           Each Portfolio may invest up to 5% of the value of its net assets in illiquid securities, which include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may be resold pursuant to Rule 144A under the Securities Act of 1993 and repurchase agreements with maturities in excess of seven days. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell restricted securities. A considerable period of time may elapse between the time of the decision to sell a restricted security and the time a Portfolio may be permitted to sell under an effective registration statement or otherwise. If, during such a period, adverse conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. The Board of Directors of the Company, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. The Board of Directors has adopted guidelines and delegated this determination to ICAP.

      ADRs

           Each of the Portfolios may invest in ADRs or other instruments denominated in U.S. dollars. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer, including reliable financial statements.

           Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investment. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.
      Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investment include expropriation, confiscatory taxation, withholding taxes on dividends and interest, less extensive regulation of foreign brokers, securities markets and issuers, costs incurred in conversions between currencies, the possibility of delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), the difficulty of enforcing obligations in other countries, diplomatic developments, and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

      Options and Futures Transactions

           Each of the Portfolios may engage in options and futures transactions. A Portfolio's options and futures transactions may include instruments such as stock index options and futures contracts. Such transactions may be used for several reasons, including hedging unrealized portfolio gains. The Portfolios will only engage in futures and options transactions which must, pursuant to regulations promulgated by the Commodity Futures Trading Commission (the "CFTC"), constitute bona fide hedging or other permissible risk management transactions and will not enter into such transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceed 5% of the Portfolio's total assets. In addition, neither Portfolio will enter into options and futures transactions if more than 30% of the Portfolio's net assets would be committed to such instruments. A Portfolio may hold a futures or options position until its expiration, or it can close out such a position before then at current value if a liquid secondary market is available. If a Portfolio cannot close out a position, it may suffer a loss apart from any loss or gain experienced at the time the Portfolio decided to close the position. When required by guidelines of the SEC or the CFTC, each Portfolio will set aside permissible liquid assets in a segregated account to secure its potential obligations under its futures or options positions. Such liquid assets may include cash, U.S. government securities and high grade liquid debt securities. The ability of the Portfolios to effectively use options and futures is largely dependent upon ICAP's ability to correctly use such instruments which may involve different skills than are associated with securities generally.

      Lending of Portfolio Securities

           Each Portfolio may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral equal at least to the value of the securities lent by "marking to market" daily. The Portfolios will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Portfolios may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. The Portfolios may pay reasonable custodial and administrative fees in connection with a loan. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, ICAP will review the credit worthiness of the entities to which loans are made to evaluate those risks.

      Portfolio Turnover

           Each Portfolio anticipates that its portfolio turnover rate will generally not exceed 150% and is expected to be between 100 and 125%. A turnover rate of 100% would occur, for example, if all of the securities held by a Portfolio were replaced within one year. In the event a Portfolio were to have a turnover rate of 100% or more in any year, it would result in the payment by the Portfolio of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains.

                            INVESTMENT RESTRICTIONS

           The Company has adopted several restrictions on the investments and other activities of the Portfolios that may not be changed without shareholder approval. For example, neither Portfolio may:

           (1) With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Portfolio's total assets would be invested in securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

           (2) Borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings).

           For additional investment restrictions, see the Company's Statement of Additional Information.


                                  MANAGEMENT

           Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing its business and affairs. The Company has entered into an investment advisory agreement with ICAP dated December 30, 1994 (the "Investment Advisory Agreement") pursuant to which ICAP manages each Portfolio's investments and business affairs, subject to the supervision of the Company's Board of Directors. The Board of Directors also oversees duties required by applicable state and federal law.

           ICAP, an independent investment advisory firm, was founded in 1970 and is located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606. Under the Investment Advisory Agreement, each Portfolio compensates ICAP for its investment advisory services at the annual rate of 0.80% of the Portfolio's average daily net assets. The advisory fee is higher than that paid by most investment companies. The Company's Board of Directors believes that this fee is reasonable in light of each Portfolio's investment objective. ICAP has agreed to waive its management fee and/or reimburse each Portfolio's operating expenses to the extent necessary to ensure that each Portfolio's Total Operating Expenses do not exceed 0.80% of the Portfolio's average daily net assets for the Portfolio's first 12 months of operation. Any such waiver or reimbursement will have the effect of lowering the overall expense ratio for the Portfolio and increasing the Portfolio's overall return to investors at the time any such amounts were waived and/or reimbursed.

           The investment decisions for each Portfolio are made through a team approach, with all of the ICAP investment professionals contributing to the process. Each of the officers and other investment professionals of ICAP has developed an expertise in at least one functional investment area, including equity research, strategy, fixed income analysis, quantitative research, technical research, and trading. A key element in the decision making process is a formal investment committee meeting generally held each business day and attended by all the investment profes-sionals. At this meeting, a comprehensive review of ICAP's investment position is undertaken. Pertinent information from outside sources is shared and incorporated into the investment outlook. The investment strategy, each asset sector, and each individual security holding are reviewed to verify their continued appropriateness. Investment recommendations are presented to the committee for decisions.

           ICAP   provides   continuous   advice   and   recommendations
      concerning each Portfolio's investments, and is responsible for selecting the broker-dealers who execute the portfolio trans-actions. In executing such transactions, ICAP seeks to obtain the best net results for the Portfolios. ICAP provides office space for the Company and pays the salaries, fees and expenses of all officers and directors of the Company who are interested persons of ICAP. While ICAP has not previously provided investment advice to a registered investment company, ICAP serves as investment adviser to pension and profit-sharing plans, and other institutional and private investors. As of September 30, 1994, ICAP had approximately $2.5 billion under management. Mr. Robert
      H. Lyon, President of ICAP, owns shares representing 51% of the voting rights of ICAP.


                       HOW TO PURCHASE PORTFOLIO SHARES

           Shares of the Portfolios are sold on a continual basis at the next offering price after receipt of the order by the Portfolio. This price is the net asset value of the Portfolio and is determined as of the close of trading (currently 4:00 p.m., Eastern Standard Time) on each day the New York Stock Exchange is open. See "DETERMINATION OF NET ASSET VALUE." The price at which your purchase will be effected is based on the Portfolio's net asset value next determined after the Portfolio receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

           The minimum initial investment required by both Portfolios is $100,000. Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Portfolios reserve the right to change or waive these minimums at any time.
      Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of subsequent investments.

           If you purchase shares of either Portfolio by check and request the redemption of such shares within fifteen days of the initial purchase, the Portfolio will not forward the portion of your redemption proceeds which has not been collected by the Portfolio. This is a security precaution only and does not affect your investment.

      Initial Investment - Minimum $100,000

           You may purchase shares of the Portfolios by completing an application form and mailing it along with a check or money order payable to "ICAP Funds" to: ICAP Funds, Inc., c/o Supervised Service Company, Inc. at either P.O. Box 419330, Kansas City, MO 64141-6336 or 811 Main Street, Kansas City, MO 64105-2005.
      Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $20 service fee. You will also be responsible for any losses suffered by the Portfolios as a result. All applications to purchase shares of the Portfolios are subject to acceptance by the Company and are not binding until so accepted. The Company reserves the right to decline to accept a purchase order application in whole or in part.

           Alternatively, you may place an order to purchase shares of the Portfolios through a broker-dealer. Broker-dealers may charge a transaction fee for placing orders to purchase Portfolio shares. It is the responsibility of the broker-dealer to place the order with the appropriate Portfolio on a timely basis.

           In addition, you may purchase shares of the Portfolios by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-800-645-2457. The Transfer Agent will assign an account number to you at that time. Funds should be wired through the Federal Reserve System as follows:

                     United Missouri Bank
                     ABA Number 101000 695
                     For credit to ICAP Funds, Inc.
                     Account Number 98-7060-765-4
                     For further credit to ICAP Funds, Inc.
                     (investor account number)
                     (name or account registration)
                     (social security or tax identification number) (identiy which Portfolio to purchase)

      The Portfolios are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

      Subsequent Investments - Minimum $1,000

           Additions to your account in amounts of $1,000 or more may be made by mail or by wire . When making an additional purchase by mail, enclose a check payable to "ICAP Funds" along with the Additional Investment Form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.


                             HOW TO REDEEM SHARES

           You may request redemption of part or all of your Portfolio shares at any time. The price you receive will be the net asset value next determined after the Portfolio receives your request in proper form. Once your redemption request is received in proper form, the Portfolio normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven days after receipt of a redemption request. However, the Portfolio may hold payment of that portion of an investment which was made by check which has not been collected. Redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

           To request redemption of Portfolio shares, you must furnish a written, unconditional request to: ICAP Funds, Inc., c/o Supervised Service Company, Inc. at either P.O. Box 419336, Kansas City, MO 64141-6336 or 811 Main Street, Kansas City, MO 64105-2005. The request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Portfolio shares or dollar amount to be redeemed. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. Signature guarantees are required for: (i) redemption requests over $25,000, (ii) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares, and (iii) redemption requests to be mailed or wired to other than the address of record. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Redemption proceeds may be wired to a commercial bank authorized on your account
      application.   You will  be charged a  $9.00 service  fee for wire
      redemptions.

           Your account may be terminated by a Portfolio on not less than 30 days' notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $10,000. Upon any such termination, a check for the proceeds of redemption will be sent to you within seven days of the redemption.


                              EXCHANGE PRIVILEGE

           You may exchange your shares in a Portfolio for shares in any other Portfolio of the Company at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange. An exchange from one Portfolio to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to: ICAP Funds, Inc., c/o Supervised Service Company, Inc. at either P.O. Box 419336, Kansas City, MO 64141-6336 or 811 Main Street, Kansas City, MO 64105-2005.
      Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Portfolios or their investors. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

                       TAX-SHELTERED RETIREMENT PLANS

           The Company offers through its Custodian, United Missouri Bank, n.a., certain qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of a Portfolio on a tax deferred basis. Contributions to these plans are tax deductible as provided by law and earnings are tax deferred until distributed.

      Individual Retirement Account ("IRA")

           Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Portfolios offer a prototype IRA plan which may be adopted by individuals to establish a new IRA or to roll-over funds from an existing IRA. There may be a charge for establishing an IRA account and there is also an annual maintenance fee.

           Earnings on amounts held in an IRA are not taxed until withdrawal. However, the amount of deduction, if any, allowed for IRA contributions is limited for individuals who are active participants in an employer-sponsored retirement plan and whose incomes exceed specific limits.

      Simplified Employee Pension Plan ("SEP/IRA")

           The Portfolios also offer a simplified employee pension ("SEP") plan for employers, including self-employed individuals, who wish to purchase Portfolio shares with tax-deductible contributions. Under the SEP plan, employer contributions are made directly to the IRA accounts of eligible participants.

           A complete description of the above plans, as well as a description of the applicable service fees may be obtained by calling 1-800-645-2457 or writing to the Company at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606. Please note that early withdrawals from a retirement plan may result in adverse tax consequences.


           DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

           Each Portfolio intends to operate as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and therefore will not be liable for federal income taxes to the extent earnings are distributed on a timely basis.

           For federal income tax purposes, all dividends paid by the Portfolios and net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by a Portfolio from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as capital gain. The capital gain holding period is determined by the length of time the Portfolio has held the security and not the length of time you have held shares in the Portfolio. Investors are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

           Dividends are usually distributed quarterly, and capital gains, if any, are usually distributed annually in December. When a dividend or capital gain is distributed, a Portfolio's net asset value will decrease by the amount of the payment. A dividend or capital gains distribution received shortly after the purchase of shares reduces the net asset value of shares by the amount of the dividend or distribution and, although in effect a return of capital, will be subject to income taxes. All dividends or capital gains distributions will automatically be reinvested in shares of the Portfolios at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: ICAP Funds, Inc., c/o Supervised Service Company, Inc. at either P.O. Box 419336, Kansas City, MO 64141-6336 or 811 Main Street, Kansas City, MO 64105-2005. Such notice must be received at least 1 day prior to the record date of any dividend or capital gain distribution.

           If you do not furnish a Portfolio with your correct social security number or employer identification number, the Portfolio is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

           This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.


                              PORTFOLIO EXPENSES

           Each Portfolio is responsible for its own expenses, including, without limitation: interest charges; taxes; brokerage commissions; organizational expenses; expenses of registering or qualifying shares for sale with the states and the SEC; expenses of issue, sale, repurchase or redemption of shares; expenses of printing and distributing prospectuses to existing shareholders; charges of custodians; expenses for accounting, administrative, audit, and legal services; fees for directors who are not interested persons of ICAP; expenses of fidelity bond coverage and other insurance; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.


                       DETERMINATION OF NET ASSET VALUE

           Each Portfolio's net asset value per share is determined as of the close of trading (currently 4:00 p.m. Eastern Standard
      Time) on each day the New York Stock Exchange is open for business. A Portfolio's net asset value may not be calculated on days during which a Portfolio receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of the Portfolio's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number
      of shares outstanding.   The result, rounded to the  nearest cent,
      is the net asset value per share. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on an exchange or Nasdaq are valued at the most recent bid
      prices.   Debt  securities are  valued by  a pricing  service that
      utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are
      used.   Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less when purchased are valued
      by  the  amortized  cost  method  when  the  Board  of   Directors
      determines  that the fair market value of such securities is their
      amortized cost.   Under this  method of valuation,  a security  is
      initially  valued  at   its  acquisition  cost,  and   thereafter,
      amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security. Regardless of the method employed to value a particular security, all valuations are subject to review by ICAP; ICAP may determine the appropriate value of a
      security   whenever  the  value  as  calculated  is  significantly
      different from the previous day's calculated value.


                              SHAREHOLDER REPORTS

           You will be provided at least semi-annually with a report showing the Portfolio or Portfolios' holdings and annually after the close of the Company's fiscal year, which ends December 31, with an annual report containing audited financial statements. An individual account statement will be sent to you by the Transfer Agent after each purchase or redemption of Portfolio shares as well as on a monthly basis. You will also receive an annual statement after the end of the calendar year listing all transactions in shares of the Portfolios during such year.

           If you have questions about your account(s), you should call the Portfolios' Transfer Agent at 1-800-645-2457. Investors who have general questions about the Portfolios or the Company or desire additional information should write to ICAP Funds, Inc., 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.


                                 ORGANIZATION

           ICAP Funds, Inc. (the "Company") was organized as a Maryland corporation on November 1, 1994. The Company is authorized to issue 300,000,000, $.01 par value shares, in addition to the 100,000,000, $.01 par value shares of the Discretionary Equity Portfolio and the 100,000,000, $.01 par value shares of the Equity Portfolio. The assets belonging to the Discretionary Equity Portfolio and the Equity Portfolio will be held separately by the Custodian, and if the Company issues additional series, each additional series will be held separately. In effect, each series will be a separate portfolio.

           Each share, irrespective of series, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series of shares affected, and matters affecting
      only one series are voted  upon only by that series.   Shares have
      non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.

           The Company will not hold annual shareholders' meetings except when required by the Investment Company Act of 1940. The Company has adopted procedures in its By-laws for the removal of directors by the shareholders as well as by the Board of Directors. As of December 9, 1994, ICAP owned a controlling interest in the Company.


                                 ADMINISTRATOR

           Pursuant to an Administration Agreement, Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, calculates the daily net asset value of each Portfolio, prepares and files all federal income and excise tax returns and state income tax returns (other than those required to be made by the Portfolios' Custodian or the Transfer Agent), oversees the Portfolios' insurance relationships, participates in the preparation of the registration statement, proxy statements and reports, prepares compliance filings relating to the registration of the securities of the Portfolios pursuant to state securities laws, compiles data for and prepares notices to the SEC, prepares the financial statements for the annual and semi-annual reports to the SEC and current investors, monitors the Portfolios' expense accruals and performs securities valuations, monitors the Portfolios' status as a regulated investment company under Subchapter M of the Internal Revenue Code and monitors compliance with the Portfolios' investment policies and restrictions, from time to time, and generally assists in the Portfolios' administrative operations. The Administrator, at its own expense and without reimbursement from the Portfolios, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Portfolios an aggregate fee, computed daily and payable monthly based on each Portfolio's aggregate average net assets at the annual rate of .20 of 1% on the first $50,000,000, .175 of 1% on the next $50,000,000, .10 of 1% on the next
      $150,000,000, .075 of 1% on the next $250,000,000 and .05 of 1% on average net assets in excess of $500,000,000, subject to an annual minimum of $120,000, plus out of pocket expenses.


                         CUSTODIAN AND TRANSFER AGENT

           United Missouri Bank, n.a., 928 Grand Avenue, Kansas City, MO 64141, acts as Custodian of each Portfolio's assets. Supervised Service Company, Inc., 811 Main Street, Kansas City, MO 64105-2005 acts as dividend-disbursing and Transfer Agent for the Portfolios.


                       COMPARISON OF INVESTMENT RESULTS

           Each Portfolio may from time to time compare its investment results to various passive indices or other mutual funds and cite such comparisons in reports to shareholders, sales literature, and advertisements. The results may be calculated on the basis of average annual total return, total return, or cumulative total return.

           Average annual total return and total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of, any realized and unrealized appreciation or depreciation of the underlying investments in each Portfolio over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period. Cumulative total return simply reflects a Portfolio's performance over a stated period of time.

           Average annual total return, total return and cumulative total return are based upon the historical results of each Portfolio and are not necessarily representative of the future performance of the respective Portfolio. Additional information concerning the performance of each Portfolio appears in the Statement of Additional Information.



           The Company reserves the right to change any of the policies, practices and procedures described in this prospectus with respect to either Portfolio, including the Statement of Additional Information, without shareholder approval except in those instances where shareholder approval is expressly required.

      DIRECTORS

      Robert H. Lyon
      Pamela H. Conroy
      Gary S. Maurer
      Dr. James A. Gentry
      Ms. Barbara A. Chiesa
      Mr. Harold W. Nations


      OFFICERS

      Robert H. Lyon
      President

      Pamela H. Conroy
      Vice President and Treasurer

      Donald D. Niemann
      Vice President and Secretary


      INVESTMENT ADVISER

      Institutional Capital Corporation
      225 West Wacker Drive, Suite 2400
      Chicago, IL  60606


      CUSTODIAN

      United Missouri Bank, n.a.
      928 Grand Avenue
      Kansas City, MO  64141


      TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

      Supervised Service Company, Inc.
      811 Main Street
      Kansas City, MO  64105-2005


      ADMINISTRATOR

      Sunstone Financial Group, Inc.
      207 East Buffalo Street, Suite 400
      Milwaukee, WI  53202


      AUDITORS

      Coopers & Lybrand L.L.P.
      411 East Wisconsin Avenue
      Milwaukee, WI  53202


      LEGAL COUNSEL

      Godfrey & Kahn, S.C.
      780 North Water Street
      Milwaukee, WI  53202



      CAG-ICAP Prospectus
         ICAP-PRO.CAG
         12/30/94